BWX Technologies Reports Third Quarter 2021 Results, Narrows 2021 Guidance and Strategically Deploys Capital to Repurchase Shares
•Generates 3Q21 earnings per share of $0.63 (GAAP), $0.76 (non-GAAP)
•Narrows 2021 non-GAAP earning per share guidance to low end of initial range
•Returns $166 million of cash to shareholders in 3Q21 through share repurchases
Lynchburg, VA – November 1, 2021 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported third quarter 2021 revenue of $499 million, down 4% compared with $520 million in the third quarter 2020. GAAP net income for the third quarter 2021 was $59.9 million, or $0.63 per diluted share, compared with GAAP net income of $73.2 million, or $0.76 per diluted share, in the prior-year period. Non-GAAP net income for the third quarter 2021 was $72.0 million, or $0.76 per diluted share, compared with non-GAAP net income of $75.6 million, or $0.79 per diluted share, in the prior-year period. A reconciliation of non-GAAP results is detailed in Exhibit 1.
“BWXT delivered its strongest quarter year-to-date as we executed well in all areas of the business.” said Rex D. Geveden, president and chief executive officer. "However, given the pandemic headwinds which were acute in the first and third quarters as well as unfavorable government contract award timing, we are narrowing 2021 guidance to the low end of the initial range.”
“We maintain strong conviction in the future growth of BWXT as we continue to execute and reliably generate cash across the core businesses while simultaneously building for future growth through new technology investments in microreactors for space and national security applications, advanced nuclear fuels, and nuclear medicine. Our conviction is underscored by the fact that we returned more than $166 million of cash to investors through strategic share repurchases in the third quarter. We look forward to sharing our growth plans at the BWXT Investor Day on November 16 in New York City,” said Geveden.
Segment Results
Nuclear Operations Group (NOG) segment revenue was $387 million for the third quarter 2021, about the same compared with the prior-year period as volume across operations were consistent. NOG GAAP and non-GAAP operating income was $79.4 million and $79.5 million, respectively, in the third quarter 2021, a 16% increase compared with the prior-year period driven by more favorable contract adjustments due to timing of certain milestones. This resulted in a strong third quarter 2021 segment GAAP and non-GAAP operating margin of 20.5% and 20.6%, respectively.
Nuclear Power Group (NPG) segment revenue was $83.4 million for the third quarter 2021, a 23% decrease from the prior-year period primarily due to lower volume of field services and component manufacturing volume partially offset by higher nuclear medicine demand. NPG GAAP and non-GAAP operating income was $9.0 million and $9.3 million, respectively, for the third quarter 2021, a significant decrease compared with the prior-year period driven primarily from lower revenue and the significant decrease of funds received under the Canadian COVID-19 Economic Response Plan to offset incurred expenses related to the pandemic that occurred in the prior-year period. Third quarter 2021 segment GAAP and non-GAAP operating margin was 10.8% and 11.1%, respectively.

Nuclear Services Group (NSG) segment operating income was $10.3 million for the third quarter 2021, up 36% compared with the third quarter 2020 driven by better project fee performance.
Cash and Capital Returned to Shareholders
The Company generated $67.3 million of cash from operating activities in the third quarter 2021, compared with $7.5 million of net cash utilized in the third quarter 2020. As of September 30, 2021, the Company’s cash balance, net of restricted cash, was $69.4 million.
During the third quarter 2021, the Company returned $186 million of cash to shareholders in share repurchases and dividends, resulting in a total of $246 million of cash returned to shareholders year-to-date, including $186 million in share repurchases and $60 million in dividends.
On October 28, 2021, the BWXT Board of Directors declared a quarterly cash dividend of $0.21 per common share. The dividend will be payable on December 10, 2021, to shareholders of record on November 19, 2021.
Updated 2021 Guidance
•Non-GAAP EPS of $3.05 which is the low end of initial range of $3.05 to $3.20 (excludes pension and post-retirement benefits mark-to-market)
•Consolidated revenue flat to up 1% vs. 2020 results
•NOG revenue down ~1%
•NPG revenue up ~9%
•Non-GAAP operating income and margin
•NOG operating margin of “high teens” with upside from CAS pension reimbursement
•NPG operating margin of ~12.5%
•NSG operating income of ~$25 million
•Capital expenditures of ~$280 million
The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results. See reconciliation of non-GAAP results in Exhibit 1 for additional information.
Conference Call to Discuss Third Quarter 2021 Results
Date: Monday, November 1, 2021, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/3q2021-release

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.

Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for the NOG, NPG and NSG segments including the expectations, timing and revenue of our strategic initiatives, such as microreactors, advanced nuclear fuels and nuclear medicine; disruptions to our supply chain and/or operations, changes in government regulations and other factors, including any such impacts of, or actions in response to the COVID-19 health crisis; and our expectations for 2021 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; the lack of, or adverse changes in, federal appropriations to government programs in which we participate; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities; the impact of COVID-19 on our employees, contractors, suppliers, customers and other partners and their business activities; the extent to which the length and severity of the COVID-19 health crisis exceeds our current expectations; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; the actions to contain the impact of such diseases, and potential employee unrest; adverse changes in the industries in which we operate and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Va. BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental remediation, nuclear medicine and space exploration. With approximately 6,700 employees, BWXT has 12 major operating sites in the U.S. and Canada. In addition, BWXT joint ventures provide management and operations at more than a dozen U.S. Department of Energy and NASA facilities. Follow us on Twitter at @BWXT and learn more at www.bwxt.com

Investor Contact:		Media Contact:
Mark Kratz		Jud Simmons
Vice President, Investor Relations		Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

EXHIBIT 1

BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)

Three Months Ended September 30, 2021
	GAAP	Restructuring Costs	Costs associated with early bond redemption	Non-GAAP

Operating Income	$87.5	$0.8	$—	$88.2
Other Income (Expense)	(9.7)	—	15.0	5.3
Provision for Income Taxes	(17.6)	(0.2)	(3.5)	(21.3)
Net Income	60.2	0.6	11.5	72.2
Net Income Attributable to Noncontrolling Interest	(0.2)	—	—	(0.2)
Net Income Attributable to BWXT	$59.9	$0.6	$11.5	$72.0

Diluted Shares Outstanding	94.5			94.5
Diluted Earnings per Common Share	$0.63	$0.01	$0.12	$0.76

Effective Tax Rate	22.6%			22.8%

NOG Operating Income	$79.4	$0.2		$79.5

NPG Operating Income	$9.0	$0.3		$9.3

Unallocated Corporate Operating Income	$(5.0)	$0.3		$(4.7)

Three Months Ended September 30, 2020
	GAAP	Restructuring Costs	One-time franchise tax audit expense	Non-GAAP

Operating Income	$88.8	$0.5	$2.6	$91.9
Other Income (Expense)	3.1	—	—	3.1
Provision for Income Taxes	(18.7)	(0.1)	(0.6)	(19.4)
Net Income	73.2	0.4	2.0	75.6
Net Income Attributable to Noncontrolling Interest	(0.0)	—	—	(0.0)
Net Income Attributable to BWXT	$73.2	$0.4	$2.0	$75.6

Diluted Shares Outstanding	95.7			95.7
Diluted Earnings per Common Share	$0.76	$0.00	$0.02	$0.79

Effective Tax Rate	20.3%			20.4%

NPG Operating Income	$29.2	$0.5	$—	$29.7

(1)	Tables may not foot due to rounding.
(2)
BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.

(3)
BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2021	December 31, 2020
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$69,381	$42,610
Restricted cash and cash equivalents	3,071	3,070
Investments	3,820	3,707
Accounts receivable – trade, net	57,136	153,368
Accounts receivable – other	24,471	22,239
Retainages	70,176	55,172
Contracts in progress	540,504	449,176
Other current assets	45,264	44,256
Total Current Assets	813,823	773,598
Property, Plant and Equipment, Net	983,974	816,471
Investments	10,031	9,356
Goodwill	285,066	283,708
Deferred Income Taxes	25,431	49,415
Investments in Unconsolidated Affiliates	84,636	71,806
Intangible Assets	187,384	192,751
Other Assets	99,368	96,398
TOTAL	$2,489,713	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2021	December 31, 2020
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Bank overdraft	$—	$88,694
Accounts payable	137,936	184,392
Accrued employee benefits	74,102	89,740
Accrued liabilities – other	77,872	78,028
Advance billings on contracts	102,370	83,581
Accrued warranty expense	5,513	5,292
Total Current Liabilities	397,793	529,727
Long-Term Debt	1,253,832	862,731
Accumulated Postretirement Benefit Obligation	24,389	25,689
Environmental Liabilities	93,051	84,153
Pension Liability	109,829	144,859
Other Liabilities	32,245	28,576
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 127,303,992 and 127,009,536 shares at September 30, 2021 and December 31, 2020, respectively	1,273	1,270
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	170,514	153,800
Retained earnings	1,678,478	1,549,950
Treasury stock at cost, 35,102,009 and 31,698,747 shares at September 30, 2021 and December 31, 2020, respectively	(1,286,261)	(1,095,452)
Accumulated other comprehensive income (loss)	14,311	8,198
Stockholders' Equity – BWX Technologies, Inc.	578,315	617,766
Noncontrolling interest	259	2
Total Stockholders' Equity	578,574	617,768
TOTAL	$2,489,713	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$498,727	$519,878	$1,532,099	$1,566,606
Costs and Expenses:
Cost of operations	361,530	373,783	1,130,153	1,133,760
Research and development costs	2,870	2,933	9,491	11,565
Losses (gains) on asset disposals and impairments, net	(981)	25	(1,018)	324
Selling, general and administrative expenses	58,458	62,638	176,037	170,733
Total Costs and Expenses	421,877	439,379	1,314,663	1,316,382
Equity in Income of Investees	10,618	8,271	26,197	19,247
Operating Income	87,468	88,770	243,633	269,471
Other Income (Expense):
Interest income	160	161	369	453
Interest expense	(11,483)	(7,701)	(28,725)	(23,533)
Other – net	1,624	10,652	33,316	28,019
Total Other Income (Expense)	(9,699)	3,112	4,960	4,939
Income before Provision for Income Taxes	77,769	91,882	248,593	274,410
Provision for Income Taxes	17,611	18,687	59,211	61,199
Net Income	$60,158	$73,195	$189,382	$213,211
Net Income Attributable to Noncontrolling Interest	(244)	(24)	(372)	(283)
Net Income Attributable to BWX Technologies, Inc.	$59,914	$73,171	$189,010	$212,928
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.64	$0.77	$1.99	$2.23
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.63	$0.76	$1.99	$2.22
Shares used in the computation of earnings per share:
Basic	94,277,253	95,483,003	94,978,638	95,450,994
Diluted	94,483,975	95,730,696	95,190,676	95,706,880

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2021	2020
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$189,382	$213,211
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50,476	45,458
Income of investees, net of dividends	(12,375)	(4,183)
Recognition of losses for pension and postretirement plans	2,189	2,382
Stock-based compensation expense	14,861	12,139
Premium for early redemption of senior notes	10,752	—
Recognition of debt issuance costs from former debt instruments	4,212	665
Other, net	1,039	325
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	99,604	(43,081)
Accounts payable	(20,787)	9,614
Retainages	(14,780)	(25,495)
Contracts in progress and advance billings on contracts	(71,020)	(65,077)
Income taxes	15,723	5,090
Accrued and other current liabilities	1,922	23,350
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(53,430)	(29,741)
Other, net	7,810	3,437
NET CASH PROVIDED BY OPERATING ACTIVITIES	225,578	148,094
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(236,656)	(179,972)
Acquisition of business	—	(15,905)
Purchases of securities	(3,560)	(2,563)
Sales and maturities of securities	3,417	4,709
Other, net	2,718	91
NET CASH USED IN INVESTING ACTIVITIES	(234,081)	(193,640)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	1,215,800	805,800
Repayments of long-term debt	(825,800)	(715,976)
Premium for early redemption of senior notes	(10,752)	—
Payment of debt issuance costs	(4,838)	(6,788)
Repayment of bank overdraft	(88,694)	—
Repurchases of common stock	(185,778)	(20,027)
Dividends paid to common shareholders	(60,277)	(54,908)
Exercises of stock options	2,011	1,989
Cash paid for shares withheld to satisfy employee taxes	(5,031)	(5,249)
Other, net	(1,282)	237
NET CASH PROVIDED BY FINANCING ACTIVITIES	35,359	5,078
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	155	(1,299)
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	27,011	(41,767)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	48,298	92,400
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$75,309	$50,633
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$32,209	$28,423
Income taxes (net of refunds)	$43,236	$55,688
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$25,106	$20,613

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands)
REVENUES:
Nuclear Operations Group	$386,618	$386,502	$1,170,028	$1,220,529
Nuclear Power Group	83,382	108,104	292,622	264,004
Nuclear Services Group	35,739	33,707	91,356	103,800
Eliminations	(7,012)	(8,435)	(21,907)	(21,727)
TOTAL	$498,727	$519,878	$1,532,099	$1,566,606

SEGMENT INCOME:
Nuclear Operations Group	$79,372	$68,460	$222,889	$244,791
Nuclear Power Group	8,977	29,199	30,135	38,771
Nuclear Services Group	10,304	7,557	21,811	18,079
Other	(6,186)	(5,714)	(19,318)	(16,673)
SUBTOTAL	92,467	99,502	255,517	284,968
Unallocated Corporate	(4,999)	(10,732)	(11,884)	(15,497)
TOTAL	$87,468	$88,770	$243,633	$269,471

DEPRECIATION AND AMORTIZATION:
Nuclear Operations Group	$10,441	$8,041	$28,979	$24,916
Nuclear Power Group	4,957	4,734	14,856	13,589
Nuclear Services Group	246	180	731	1,473
Other	269	297	806	350
Corporate	1,571	1,641	5,104	5,130
TOTAL	$17,484	$14,893	$50,476	$45,458

CAPITAL EXPENDITURES:
Nuclear Operations Group	$32,384	$27,756	$107,512	$93,683
Nuclear Power Group	30,546	32,650	118,441	76,397
Nuclear Services Group	1,605	411	2,495	1,075
Other	166	—	166	235
Corporate	1,785	3,678	8,042	8,582
TOTAL	$66,486	$64,495	$236,656	$179,972

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands)
BACKLOG:
Nuclear Operations Group	$3,783,270	$3,610,174	$3,783,270	$3,610,174
Nuclear Power Group	687,806	726,081	687,806	726,081
Nuclear Services Group	30,019	28,759	30,019	28,759
TOTAL	$4,501,095	$4,365,014	$4,501,095	$4,365,014

BOOKINGS:
Nuclear Operations Group	$36,060	$81,845	$1,290,423	$313,426
Nuclear Power Group	96,780	62,724	254,081	132,442
Nuclear Services Group	17,929	11,940	82,863	85,356
TOTAL	$150,769	$156,509	$1,627,367	$531,224